Exhibit 23



                       Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 33-39529, No. 333-76935 and No. 333-57506) of Crown
Cork & Seal Company, Inc. of our report dated June 1, 2001 appearing in this Form 11-K.




PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
June 27, 2001